Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Essex Rental Corp. (the “Company”) on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ronald Schad, Chief Executive Officer of the Company, and Martin Kroll, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2012	By:	/s/ Ronald Schad
Ronald Schad
Chief Executive Officer
(Principal Executive Officer)

Dated: March 14, 2012	By:	/s/ Martin Kroll
Martin Kroll
Chief Financial Officer
(Principal Financial Officer)